UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): June 17, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 5     Press release dated 17 June, 2004 - Holding(s) in Company



The company has received the following announcement:


                                  HSBC Bank plc
                                  Corporate, Investment Banking  and Markets
                                  Level 2
                                  8 Canada Square
                                  London E14 5HQ


Marconi Corporation Plc
4th Floor
Regents Place
338 Euston Road
NW1 3BT


                                  9 June 2004



Dear Sir

Part VI Companies Act 1985 ("the ACT")

We refer to our notification under Section 198 of the companies Act 1985 ("the Act") dated 4th June 2004 and write to inform you in accordance with Section 202
(4) of the Act, that, as at close of business on 8th June 2004, of the interests disclosed to you 4,769,986 constituted interests as mentioned in Section 208(5) of the Act.

If you require any further assistance please telephone on 0207 991 6187.

Yours faithfully

Leon Passey
Central Compliance

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 17, 2004